UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2004

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Commerce Street

Montgomery, Alabama 36104

(Address of principal executive offices)

(334) 240-5000

(Registrant’s telephone number)

Item 9 and	12. Regulation F-D Disclosure and Results of Operations and Financial Condition.

Information regarding the registrant’s earnings results for the year and quarter ended December 31, 2003 is furnished herein as Regulation F-D Disclosure.

As additional Regulation F-D Disclosure, the registrant furnishes the press release referenced as Exhibit No. 99.1.

Exhibit No.	Exhibit

99.1	Press Release Announcing Year and Fourth Quarter Earnings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE COLONIAL BANCGROUP, INC .

By:	/s/ SHEILA MOODY

Sheila Moody
Chief Accounting Officer

Date: January 15, 2004